EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of AG Mortgage Investment Trust, Inc. (the "Company") for the annual period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David N. Roberts, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates of, and for the periods covered by, the Report.
It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

/s/ David N. Roberts
David N. Roberts
Chief Executive Officer
February 22, 2021